ADVISOR'S DISCIPLINED TRUST, SERIES 10, 11, 16, 19 AND 20
                         ADVISOR'S DISCIPLINED TRUST 27

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the secondary market sales charge is 4.95% of the public offering price per unit and the concession or agency commission allowed to broker-dealers and other selling firms by the sponsor is 4% of the public offering price per unit.

Supplement Dated:  June 13, 2005